UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2012

UNITED STATES ANTIMONY CORPORATION

(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana		59873
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

United States Antimony Corp., or the Company, announced that on April 19 and 20, 2012, Grupo Mexico, S.A.B. de C.V.,  or Grupo Mexico, the largest mining corporation in Mexico, took samples at the Los Juarez mining concessions of U.S. Antimony de Mexico S.A. de C.V., or USAMA, a subsidiary of the Company, which are located in the State of Queretaro, Mexico. On April 27, 2012, Grupo Mexico informed the Company that it would begin diamond core drilling for silver, gold and antimony on the Grupo Mexico concession adjacent to the USAMSA property.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: April 30, 2012	By:	/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer

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